UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 March 18, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

       0-29798                                            23-1408659
      ---------                                          ------------
(Commission File Number)                 (I.R.S. employer identification number)

      2530 Riva Road, Suite 201
        Annapolis, Maryland                                 21401
      -------------------------                          ------------
(Address of principal executive office)                   (Zip code)

               Registrant's telephone number, including area code

                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


(a) On March 18, 2005, CompuDyne Corporation (the "Company") received a notice from the Listing Qualifications Department of The Nasdaq Stock Market that due to a recent vacancy on the Audit Committee of its Board of Directors, it was no longer in compliance with the audit committee composition requirements of Marketplace Rule 4350 (the "Rule"). The vacancy was created as a result of the death of Mr. Millard H. Pryor, Jr. on March 1, 2005. The Rule requires the Company's audit committee to have at least three independent members.

     The Nasdaq Stock Market, consistent with Marketplace Rule 4350(d)(4), has provided the Company until the Company's next annual shareholder's meeting to regain compliance with the Rule. If the Company does not regain compliance within this period, The Nasdaq Stock Market will provide written notification that the Company's securities will be delisted. Upon receipt of such delisting notification, the Company may appeal the delisting to The Nasdaq Stock Market's Listings Qualifications Panel.

     The Company, through its Corporate Governance and Nominating Committee, is in the process of searching for an independent director to fill the vacancy on the Audit Committee and expects to have an independent director identified to join the Audit Committee within the cure period.




     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 23, 2005

                                                 COMPUDYNE CORPORATION


                                                 By:  /s/ Geoffrey F. Feidelberg
                                                      --------------------------
                                                      Geoffrey F. Feidelberg
                                                 Its: Chief Financial Officer